UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2013

Kansas City Southern de Mexico, S.A. de C.V.

(Exact name of registrant as specified in its charter)

Mexico	333-08322	98-0519243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montes Urales 625

Lomas de Chapultepec

11000 Mexico, D.F.

Mexico

(Address of principal executive office)(Zip Code)

+ (5255) 9178-5836

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 10, 2013, Kansas City Southern de México, S.A. de C.V. (“KCSM”) entered into (1) the Third Amendment to that certain Asset Pledge Agreement dated January 10, 2013 entered into by and among KCSM, Arrendadora KCSM, S. de R.L. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V., MTC Puerta Mexico, S. de R.L. de C.V., Vamos a México, S.A. de C.V. and, JPMorgan Chase Bank, N.A., as collateral agent; (2) the Second Amendment Agreement to that certain Partnership Interest Pledge Agreement, dated January 10, 2013, entered into by and among KCSM, Nafta Rail, S.A. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent; (3) the Second Amendment Agreement to that certain Partnership Interest Pledge Agreement, dated January 10, 2013, entered into by and among KCSM, KCSM Holdings, LLC, Arrendadora KCSM, S. de R.L. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent; (4) the Second Amendment Agreement to that certain Stock Interest Pledge Agreement, dated January 10, 2013, entered into by and among MTC Puerta México, S. de R.L. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V., Vamos a México, S.A. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent; and (5) the Second Amendment Agreement to that certain Partnership Interest Pledge Agreement, dated January 10, 2013, entered into by and among Highstar Harbor Holdings México, S. de R.L. de C.V., Nafta Rail, S.A. de C.V., MTC Puerta México, S. de R.L. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent (collectively, the “Security Document Amendments”), in order to reflect certain terms of that certain second amended and restated credit agreement dated as of November 29, 2012 by and among KCSM and various financial institutions and other persons from time to time parties thereto, as amended and restated (such credit agreement, as amended and restated, the “Restated Credit Agreement”).

The obligations under the Restated Credit Agreement are initially secured by the accounts receivable and certain locomotives of KCSM and certain of its subsidiaries. The Restated Credit Agreement includes a “collateral fall-away” provision whereby the aforementioned collateral is automatically released, and KCSM’s facilities convert to unsecured obligations, during an Investment Grade Period (as defined in the Restated Credit Agreement), so long as no Event of Default (as defined in the Restated Credit Agreement) shall have occurred and be continuing.

The Security Document Amendments amend such documents to reflect the “collateral fall-away” provision of the Restated Credit Agreement. KCSM and certain of its subsidiaries gave certain representations and warranties that are customary for amendments of this type.

Copies of the Security Document Amendments are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively. The foregoing is a summary of the terms of these agreements and does not purport to be a complete discussion of them. The Security Document Amendments are each incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)

Number	Description

10.1	Third Amendment to that certain Asset Pledge Agreement dated January 10, 2013 entered into by and among KCSM, Arrendadora KCSM, S. de R.L. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V., MTC Puerta Mexico, S. de R.L. de C.V., Vamos a México, S.A. de C.V. and, JPMorgan Chase Bank, N.A., as collateral agent.

10.2	Second Amendment Agreement to that certain Partnership Interest Pledge Agreement, dated January 10, 2013, entered into by and among KCSM, Nafta Rail, S.A. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent.

10.3	Second Amendment Agreement to that certain Partnership Interest Pledge Agreement, dated January 10, 2013, entered into by and among KCSM, KCSM Holdings, LLC, Arrendadora KCSM, S. de R.L. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent.

10.4	Second Amendment Agreement to that certain Stock Interest Pledge Agreement, dated January 10, 2013, entered into by and among MTC Puerta México, S. de R.L. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V, Vamos a México, S.A. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent.

10.5	Second Amendment Agreement to that certain Partnership Interest Pledge Agreement, dated January 10, 2013, entered into by and among Highstar Harbor Holdings México, S. de R.L. de C.V., Nafta Rail, S.A. de C.V., MTC Puerta México, S. de R.L. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.

By:	/s/ Michael W. Cline
Name:	Michael W. Cline
Title:	Treasurer

Date: January 16, 2013

INDEX TO EXHIBITS

Number	Description

10.1	Third Amendment to that certain Asset Pledge Agreement dated January 10, 2013 entered into by and among KCSM, Arrendadora KCSM, S. de R.L. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V., MTC Puerta Mexico, S. de R.L. de C.V., Vamos a México, S.A. de C.V. and, JPMorgan Chase Bank, N.A., as collateral agent.

10.2	Second Amendment Agreement to that certain Partnership Interest Pledge Agreement, dated January 10, 2013, entered into by and among KCSM, Nafta Rail, S.A. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent.

10.3	Second Amendment Agreement to that certain Partnership Interest Pledge Agreement, dated January 10, 2013, entered into by and among KCSM, KCSM Holdings, LLC, Arrendadora KCSM, S. de R.L. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent.

10.4	Second Amendment Agreement to that certain Stock Pledge Agreement, dated January 10, 2013, entered into by and among MTC Puerta México, S. de R.L. de C.V., Highstar Harbor Holdings México, S. de R.L. de C.V, Vamos a México, S.A. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent.

10.5	Second Amendment Agreement to that certain Partnership Interest Pledge Agreement, dated January 10, 2013, entered into by and among Highstar Harbor Holdings México, S. de R.L. de C.V., Nafta Rail, S.A. de C.V., MTC Puerta México, S. de R.L. de C.V. and JPMorgan Chase Bank, N.A., as collateral agent.